UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2025

TRANSCODE THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40363	81-1065054
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

TransCode Therapeutics, Inc.

6 Liberty Square, #2382
Boston, Massachusetts 02109

(Address of principal executive offices, including zip code)

(857) 837-3099

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RNAZ	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03	Material Modification to Rights of Securityholders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment and Restatement of Certificate of Designation

As previously disclosed, on October 8, 2025, TransCode Therapeutics, Inc. (the “Company”) filed a Certificate of Designation of Preferences, Rights and Limitations of Series A Preferred Stock and Series B Preferred Stock (the “Prior Certificate”) with the Secretary of State of the State of Delaware in connection with that certain Membership Interest Purchase Agreement dated as of October 8, 2025 (the “Purchase Agreement”), by and between the Company and DEFJ, LLC, a Delaware limited liability company (“DEFJ”), and that certain Investment Agreement dated as of October 8, 2025 (the “Investment Agreement”), by and between the Company and DEFJ.

On October 27, 2025, upon obtaining the consent of a majority of the holders of the Company’s Series A Non-Voting Convertible Preferred Stock, par value $0.0001 per share (“Series A Preferred Stock”), and Series B Non-Voting Preferred Stock, par value $0.0001 per share (the “Series B Preferred Stock” and, together with the Series A Preferred Stock, the “Preferred Stock”), and the approval of the Company’s Board of Directors, the Company filed an Amended and Restated Certificate of Designation of Preferences, Rights and Limitations of Series A Preferred Stock and Series B Preferred Stock (the “Amended and Restated Certificate of Designation”) with the Secretary of State of the State of Delaware.

The Amended and Restated Certificate of Designation amended Section 6.1.1 of the Prior Certificate to clarify that for as long as the Purchase Agreement remains in effect and for as long as any shares of Preferred Stock remain outstanding, prior to receipt by the Company of the stockholders’ approval of the conversion of the applicable series of Preferred Stock into shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), in accordance with the listing rules of the Nasdaq Stock Market, as set forth in the Purchase Agreement, the Company shall not issue pursuant to the Purchase Agreement and Section 6.1.1 of the Amended and Restated Certificate of Designation more than an aggregate of 19.9% of the Common Stock outstanding as of October 8, 2025. In addition, the Amended and Restated Certificate of Designation removed the ability of a holder of Preferred Stock to convert, at the option of such holder, the Preferred Stock into Common Stock in the event of a delisting of Common Stock from Nasdaq.

The filing of the Amended and Restated Certificate of Designation was intended to amend and restate the terms mentioned above, and no additional securities were issued or sold as a result.

The foregoing description of the Amended and Restated Certificate of Designation does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Certificate of Designation, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Important Information About the Acquisition and Where to Find It

The Company expects to file a proxy statement with the Securities and Exchange Commission (the “SEC”) relating to (i) the approval of the conversion of the shares of Preferred Stock into shares of Common Stock in accordance with the rules of the Nasdaq Stock Market LLC (the “Conversion Proposal”) and (ii) the approval of a “change of control” under Nasdaq Listing Rules 5110 and 5635(b) (the “Change of Control Proposal” and, together with the Conversion Proposal, the “Meeting Proposals”). The definitive proxy statement will be sent to all Company stockholders as of the record date to be established for the shareholder meeting related to the Meeting Proposals. Before making any voting decision, investors and securityholders of the Company are urged to read the proxy statement and all other relevant documents filed or that will be filed with the SEC in connection with the Meeting Proposals as they become available because they will contain important information about the Purchase Agreement, the Investment Agreement and the related transactions and the Meeting Proposals to be voted upon. Investors and securityholders will be able to obtain free copies of the proxy statement and all other relevant documents filed or that will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov.

Participants in Solicitation

The Company, DEFJ and their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the Meeting Proposals. Information regarding the Company’s directors and executive officers is available in the Company’s Definitive Proxy Statement filed with the SEC on July 15, 2025, under “Proposal No. 1 - Election of Directors” and in the Company’s Current Report on Form 8-K filed with the SEC on October 8, 2025. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Certificate of Designation of Series A Non-Voting Convertible Preferred Stock and Series B Non-Voting Convertible Preferred Stock of TransCode Therapeutics, Inc., dated October 27, 2025.
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSCODE THERAPEUTICS, INC.

By:	/s/ Thomas A. Fitzgerald
Name:	Thomas A. Fitzgerald
Title:	Chief Financial Officer and Secretary

October 27, 2025

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